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                                                                   EXHIBIT 10.55


               SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT
                 AND CERTAIN LOAN DOCUMENTS; WAIVER OF EXISTING
                                    DEFAULT

         This SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT AND CERTAIN LOAN DOCUMENTS; WAIVER OF EXISTING DEFAULT (this "Second Amendment") is entered into as of May _11_, 1998 by and among ADFlex Solutions, Inc., a Delaware corporation (the "Borrower"), and the banks and other financial institutions that either now or in the future are parties thereto as lenders (collectively the "Lenders" and each individually a "Lender"), BankBoston, N.A. in its capacity as the L/C Issuer (in such capacity, together with any successors thereto in such capacity, the "L/C Issuer"), and BankBoston N.A., as agent and representative for the Lenders (in such capacity BankBoston N.A. or any successor in such capacity is referred to herein as the "Agent"). The Lenders, the L/C Issuer, and the Agent are collectively referred to herein as the "Lender Parties" and each individually as a "Lender Party".

                                    RECITALS

         A. Borrower and Lender Parties are parties to that certain Senior Secured Credit Agreement dated as of June 5, 1997, as amended by that certain First Amendment to Senior Secured Credit Agreement and Certain Loan Documents dated February 9, 1998 (the "First Amendment")(as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to make available to Borrower certain credit facilities, and certain related loan documents (the "Loan Documents").

         B. By fax notification dated April 13, 1998, followed by a letter of notification dated May 7, 1998, Borrower has notified Agent that it is in default with respect to the debt service coverage ratio covenant contained in
Section 6.5.4 of the Credit Agreement. Borrower has requested, and the Lender Parties have agreed, that the resulting Default shall be waived, that the requirements imposed by Section 6.5.4 shall be waived for the four Fiscal Quarters of 1998, and that Section 6.5.4 shall nevertheless be in full force and effect from and after the first Fiscal Quarter of 1999.

         C. In addition, Borrower and the Lender Parties have agreed to make certain amendments to the Credit Agreement, subject to the conditions and in reliance on the representations and warranties set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Lender Party and Borrower hereby agree as follows:

                                    AGREEMENT

         1. DEFINED TERMS; SECTION REFERENCES. Initially capitalized terms used but not defined in this Second Amendment shall have the meanings assigned to such terms in the Credit Agreement. All "Section" references herein are to sections of the Credit Agreement unless otherwise specified.

         2. WAIVER OF EXISTING DEFAULT; WAIVER OF EFFECT OF SECTION 6.5.4 OF THE CREDIT AGREEMENT FOR FISCAL 1998.


                                Credit Agreement
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         (a) On a one-time-only basis, by its signature below each Lender Party hereby waives the Default that exists as of the end of the fiscal quarter that ended in March, 1998 as a result of Borrower's failure to comply with Section
6.5.4 of the Credit Agreement for the two consecutive fiscal quarters then ended.

         (b) By its signature below, each Lender Party hereby agrees that Borrower's failure to comply with the requirement imposed by Section 6.5.4 of the Credit Agreement shall not create a Default or an Event of Default as of the end of the fiscal quarter ending in June, 1998, the end of the fiscal quarter ending in September, 1998, or the end of the fiscal quarter ending in December, 1998; provided, however, that Borrower agrees and acknowledges that Section
6.5.4 shall be in full force and effect, as if it had never been waived, with respect to the period of two consecutive fiscal quarters ending in March, 1999, and for each relevant period thereafter.

         3. NEW SECTION 6.14 OF THE CREDIT AGREEMENT.

         (a) A new Section 6.14 of the Credit Agreement shall be added, and shall provide in its entirety as follows:

         "SECTION 6.14. CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly make Capital Expenditures in excess of $23,000,000, in the aggregate, during the Fiscal Year ending in December, 1998."

         4. WAIVER LIMITED. The waiver given herein is strictly limited to its terms and shall not have any force and effect other than as expressly set forth herein. No further waiver, either of additional terms or for any additional period, shall be implied from the waiver provided herein. Without limiting the foregoing, the waiver provided herein is subject to the limitations set forth in
Section 9.3.1.5 of the Credit Agreement.

         5. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS SECOND AMENDMENT. Lender Parties' obligations under this Second Amendment are conditioned upon, and this Second Amendment shall not be effective until, satisfaction in full of each of the following:

         (a) Agent shall have received this Second Amendment, duly executed by each appropriate Person and in form and substance satisfactory to Agent and its counsel;

         (b) All of the representations and warranties of Borrower contained herein, in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the effective date of this Second Amendment, as though made on and as of that date (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this Second Amendment);

         (c) Borrower's Board of Directors shall have authorized Borrower to execute and deliver this Second Amendment;

         (d) No Default or Event of Default (other than the Default waived herein) shall have occurred and be continuing or would result from the consummation of the transactions contemplated in this Second Amendment; and

         (e) All other documents, certificates, consents and opinions required by Agent in connection with the transactions contemplated by this Second Amendment shall have been executed and delivered in form and substance satisfactory to Agent in its sole and absolute discretion.


                                Credit Agreement
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         6. REPRESENTATIONS AND WARRANTIES. In order to induce Lender Parties to enter into this Second Amendment, Borrower makes the following representations and warranties:

         (a) The representations and warranties contained in the Credit Agreement (and in the Schedules thereto) and each of the other Loan Documents (and in the Schedules thereto) are true, correct and complete in all material respects at and as of the effective date of this Second Amendment (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this Second Amendment); and

         (b) This Second Amendment and all other agreements and documents executed by Borrower in connection herewith have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of the rights of creditors generally, or the exercise of judicial discretion with respect to equitable remedies.

         7. REFERENCES. All references in the Credit Agreement to "this Agreement", "hereof", "herein", "hereto", or words of similar import, and all references in all other Loan Documents to "the Credit Agreement" shall be, and shall be deemed to be for all purposes, references to the Credit Agreement as amended.

         8. CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS OTHERWISE NOT AFFECTED. Except as expressly amended pursuant to this Second Amendment, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Each Lender Party continues to reserve any and all rights and remedies under the Credit Agreement and each of the other Loan Documents, and no failure, delay or discontinuance on the part of any Lender Party in exercising any right, power or remedy thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. This Second Amendment and the Credit Agreement shall be read together, as one document.

         9. BINDING EFFECT. This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower and each Lender Party and their respective successors and assigns, as permitted pursuant to the Credit Agreement.

         10. TIME OF THE ESSENCE. Time and exactitude of each of the terms, obligations, covenants and conditions of this Second Amendment are hereby declared to be of the essence.

         11. GOVERNING LAW. THIS SECOND AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF CALIFORNIA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY SUCH LAWS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         12. COUNTERPARTS. This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving any matter with respect to this Second Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.


                                Credit Agreement
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         IN WITNESS WHEREOF, the parties hereto have duly executed this Second
Amendment, as of the date first above written.


                                    AGENT:

                                    BANKBOSTON, N.A.,
                                    A NATIONAL BANKING ASSOCIATION,
                                    as Agent, L/C Issuer and a Lender


                                    By: /s/ Maia D. Heymann
                                    Name:  Maia D. Heymann
                                    Title:  Director


                                    LENDERS:

                                    BANK ONE, ARIZONA, N.A.,
                                    A NATIONAL BANKING ASSOCIATION



                                    By: /s/ Michael V. McCann
                                    Name:  Michael V. McCann
                                    Title:  Vice President



                                    IMPERIAL BANK,
                                    A CALIFORNIA BANKING CORPORATION



                                    By:  /s/ Kevin C. Halloran
                                    Name:  Kevin C. Halloran
                                    Title:  Senior Vice President



                                    THE UNION BANK OF CALIFORNIA,
                                    A NATIONAL BANKING ASSOCIATION



                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                Credit Agreement
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                                    BORROWER:

                                    ADFLEX SOLUTIONS, INC.,
                                    A DELAWARE CORPORATION


                                    By: /s/ Donald E. Frederick
                                    Name: Donald E. Frederick
                                    Title:  Chief Financial Officer


                                Credit Agreement
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